                                                                 EXHIBIT (10)(a)


                                SECOND AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is made as of October 11, 2002 by and among CTS Corporation, an Indiana corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "LENDERS") and Bank One, NA, having its principal place of business in Chicago, Illinois, as contractual representative (the "AGENT"), under that certain Third Amended and Restated Credit Agreement dated as of December 20, 2001 by and among the Borrower, the Lenders, the Agent, ABN AMRO Bank N.V., as documentation agent and Harris Trust and Savings Bank, as syndication agent, as amended by the First Amendment thereto dated as of April 15, 2002 (the "CREDIT AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Required Lenders consent to certain amendments to the Credit Agreement;

          WHEREAS, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein; and

          WHEREAS, the Borrower, the Lenders and the Agent have further agreed to reduce the Aggregate Revolving Loan Commitment by $30,000,000 (the "REDUCTION AMOUNT"), whereupon, consistent with the terms of the Credit Agreement, each Lender's Revolving Loan Commitment shall be reduced by its respective Revolving Loan Pro Rata Share of the Reduction Amount;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendment to the Credit Agreement.

          1. AMENDMENTS. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended to add the following new defined term in the appropriate alphabetical location:

          "SECOND AMENDMENT EFFECTIVE DATE" means October 11, 2002.

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          (b) The definition of "AGGREGATE REVOLVING LOAN COMMITMENT" in Section
1.1 of the Credit Agreement is hereby restated in its entirety as follows:

          "AGGREGATE REVOLVING LOAN COMMITMENT" means the aggregate of the Revolving Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. As of the Second Amendment Effective Date, the Aggregate Revolving Loan Commitment is Eighty-Five Million and 00/100 Dollars ($85,000,000.00).

In furtherance of the amendment described in this clause (b), Exhibit A to the Credit Agreement (Commitments) is hereby restated in its entirety in the form attached as Exhibit A hereto.

          (c) The definition of "DESIGNATED RESTRUCTURING CHARGES" in Section
1.1 of the Credit Agreement is hereby restated in its entirety as follows:

          "DESIGNATED RESTRUCTURING CHARGES" means, (a) one-time cash restructuring charges in an aggregate amount not to exceed $8,500,000 incurred during the period ending December 31, 2001 and (b) one-time cash restructuring charges in an aggregate amount not to exceed $6,500,000, which shall be incurred no later than December 31, 2002.

          (d) Section 2.15(D) of the Credit Agreement is hereby amended to add the following new clause (iii) at the end thereof:

          (iii) Notwithstanding the foregoing clause (ii), from and after the Second Amendment Effective Date, (a) it shall be assumed, solely for purposes of determining the Applicable Eurodollar Margin, Applicable Floating Rate Margin and Applicable Facility Fee Percentage in accordance with the table set forth in such clause (ii), that the Senior Leverage Ratio is at all times greater than or equal to 3.0 to 1.0 and less than 4.0 to 1.0 and (b) the remaining provisions of such clause (ii) shall cease to apply.

          (e) Section 7.3(B)(i) of the Credit Agreement is hereby amended to restate the portion of the table setting forth the quarterly Total Leverage Ratio levels for the quarters ending March 31, 2003 and thereafter as follows:

                    QUARTER ENDING                TOTAL LEVERAGE RATIO
                    --------------                --------------------

                    March 31, 2003                3.00 to 1.00
                    June 30, 2003 and each        2.50 to 1.00
                    quarter thereafter

          (f) Section 7.3(B)(ii) of the Credit Agreement is hereby amended to restate the portion of the table setting forth the quarterly Senior Leverage Ratio levels for the quarters ending March 31, 2003 and thereafter as follows:

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                    QUARTER OR DATE ENDING        SENIOR LEVERAGE RATIO
                    ----------------------        ---------------------

                    March 31, 2003                2.25 to 1.00
                    June 30, 2003                 1.75 to 1.00
                    September 30, 2003            1.50 to 1.00

          2. CONDITION OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received:

          (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent;

          (b) counterparts of the Reaffirmation attached hereto duly executed by each Subsidiary Guarantor;

          (c) for the account of each Lender, a fee in the amount of 20 basis points on such Lender's Revolving Loan Commitment, determined as if the partial termination of the Revolving Loan Commitments described in the fourth WHEREAS clause hereto shall have occurred; and

          (d) for the account of the Arranger, such fees as have been agreed to in a separate letter agreement between the Arranger and the Borrower.

          3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

          (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article VI of the Credit Agreement, as modified hereby, are true and correct, except for changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

          4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND LOAN DOCUMENTS.
          (a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) The Borrower reaffirms the terms and conditions of the Credit Agreement and the Loan Documents executed by it, including, without limitation, the Security Agreement, the Pledge Agreements, the Mortgages and the other Collateral Documents, as applicable, and acknowledges and agrees that except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, THE ARRANGER, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

          6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                             CTS CORPORATION,  as the Borrower

                                             /s/ VINOD M. KHILNANI
                                             ---------------------------------
                                             Name:  Vinod M. Khilnani
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                                             BANK ONE, NA (MAIN OFFICE CHICAGO),
                                             formerly known as NBD Bank, N.A.,
                                             as the Agent, as a Lender, as the
                                             Issuing Bank and as the Swing Line
                                             Bank

                                             /s/ DAVE T. MCNEELA
                                             ---------------------------------
                                             Name:  Dave T. McNeela
                                             Title: Director


                                             ABN AMRO BANK N.V., as
                                             Documentation Agent and as a Lender

                                             /s/ LYNN R. SCHADE
                                             ---------------------------------
                                             Name:  Lynn R. Schade
                                             Title: Senior Vice President

                                             /s/ JANET DOMBROWSKI
                                             ---------------------------------
                                             Name:  Janet Dombrowski
                                             Title: Vice President


                                             HARRIS TRUST AND SAVINGS BANK, as
                                             Syndication Agent and as a Lender

                                             /s/ THAD D. RASCHE
                                             ---------------------------------
                                             Name:  Thad D. Rasche
                                             Title: Vice President


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                                             THE NORTHERN TRUST COMPANY, as a
                                             Lender

                                             /s/ MARK E. TAYLOR
                                             ---------------------------------
                                             Name:  Mark E. Taylor
                                             Title: Vice President


                                             KEYBANK NATIONAL ASSOCIATION, as a
                                             Lender

                                             /s/ MARY K. YOUNG
                                             ---------------------------------
                                             Name:  Mary K. Young
                                             Title: V.P. Credit Management


                                             NATIONAL CITY BANK OF INDIANA, as a
                                             Lender

                                             /s/ ROBERT E. NORELL JR.
                                             ---------------------------------
                                             Name:  Robert E. Norell Jr.
                                             Title: Vice President


                                             THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                             as a Lender

                                             /s/ SHINICHIRO MUNECHIKA
                                             ---------------------------------
                                             Name:  Shinichiro Munechika
                                             Title: Deputy General Manager


                                             SUNTRUST BANK, as a Lender

                                             /s/ STEVEN J. NEWBY
                                             ---------------------------------
                                             Name:  Steven J. Newby
                                             Title: Director

                                             WACHOVIA BANK, NATIONAL ASSOCIATION
                                             (formerly known as Wachovia Bank,
                                             N.A.), as a Lender

                                             /s/ DONALD E. SELLERS, JR.
                                             ---------------------------------
                                             Name:  Donald E. Sellers, Jr.
                                             Title: Director

                               RESTATED EXHIBIT A

                                       TO

                           THIRD AMENDED AND RESTATED

                                CREDIT AGREEMENT


                                   COMMITMENTS



                           REVOLVING LOAN COMMITMENTS
--------------------------------------------------------------------------------
                                     REVOLVING LOAN          % OF REVOLVING LOAN
            LENDER                     COMMITMENTS                COMMITMENT
--------------------------------------------------------------------------------
Bank One, NA                         $14,166,666.66                16.6667%
(Administrative Agent)
--------------------------------------------------------------------------------
KeyBank National Association         $13,222,222.04                15.5556%
--------------------------------------------------------------------------------
The Northern Trust Company           $13,222,222.04                15.5556%
--------------------------------------------------------------------------------
ABN AMRO Bank N.V.                   $12,277,777.97                14.4444%
(Documentation Agent)
--------------------------------------------------------------------------------
Harris Trust and Savings Bank        $12,277,777.97                14.4444%
(Syndication Agent)
--------------------------------------------------------------------------------
National City Bank of Indiana        $ 5,666,666.66                 6.6667%
--------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi             $ 5,666,666.66                 6.6667%
--------------------------------------------------------------------------------
SunTrust Bank                        $ 4,250,000.00                 5.0000%
--------------------------------------------------------------------------------
Wachovia Bank, N.A.                  $ 4,250,000.00                 5.0000%
--------------------------------------------------------------------------------
TOTAL                                $85,000,000.00               100.0000%
--------------------------------------------------------------------------------


                              SWING LINE COMMITMENT
--------------------------------------------------------------------------------
                                  AMOUNT OF SWING LINE        % OF SWING LINE
       SWING LINE BANK                 COMMITMENT                COMMITMENT
--------------------------------------------------------------------------------
Bank One, NA                         $10,000,000.00               100.0000%
--------------------------------------------------------------------------------

                                  REAFFIRMATION

          Each of the undersigned (each, a "GUARANTOR") hereby acknowledges receipt of a copy of the Second Amendment dated as of October 11, 2002 (the "AMENDMENT") to the Third Amended and Restated Credit Agreement dated as of December 20, 2001 by and among CTS Corporation, a Delaware corporation (the "BORROWER"), the financial institutions from time to time party thereto (the "LENDERS"), Bank One, NA, having its principal place of business in Chicago, Illinois, in its individual capacity as a Lender and in its capacity as contractual representative (the "AGENT"), ABN AMRO Bank, N.V., as documentation agent and Harris Trust and Savings Bank, as syndication agent (as amended by the First Amendment thereto dated as of April 15, 2002, as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

          Each Guarantor, by its signature below, without in any way establishing a course of dealing, hereby (i) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (ii) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Guarantor to guarantee all of the "Obligations" of the Borrower under and as defined in the Credit Agreement, all of the "Guaranteed Obligations" under and as defined in the Subsidiary Guaranty and any other obligations of such Guarantor arising under or pursuant to the Loan Documents, (iii) reaffirms all of its obligations under the Subsidiary Guaranty and the other Loan Documents to which it is a party and (iv) agrees that the Subsidiary Guaranty and each and every other Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained the Subsidiary Guaranty or any of the other Loan Documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: October 11, 2002

                                        CTS COMMUNICATION COMPONENTS, INC.
                                        (F/K/A CTS WIRELESS COMPONENTS, INC.)

                                        /s/ DONALD K. SCHWANZ
                                        ---------------------------------
                                        Name: Donald K. Schwanz
                                        Title: Chairman of the Board and
                                               Chief Executive Officer

                                        CTS CORPORATION, a Delaware corporation

                                        /s/ DONALD K. SCHWANZ
                                        ---------------------------------
                                        Name: Donald K. Schwanz
                                        Title: Chairman of the Board and
                                               Chief Executive Officer


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                                        DYNAMICS CORPORATION OF AMERICA

                                        /s/ DONALD K. SCHWANZ
                                        ---------------------------------
                                        Name: Donald K. Schwanz
                                        Title: Chairman of the Board and
                                               Chief Executive Officer


                                        LTB INVESTMENT CORPORATION

                                        /s/ DONALD K. SCHWANZ
                                        ---------------------------------
                                        Name: Donald K. Schwanz
                                        Title: Chairman of the Board and
                                               Chief Executive Officer